UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
 _________________
FORM 8-K
__________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) November 2, 2021
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Matrix Service Company
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-15461	73-1352174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5100 East Skelly Drive, Suite 500, Tulsa, Oklahoma 74135
(Address of principal executive offices and zip code)
918-838-8822
(Registrant’s Telephone Number, Including Area Code)
NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MTRX	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected to not use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On November 2, 2021, Matrix Service Company (the "Company"), held its 2021 Annual Meeting of Stockholders (the "Annual Meeting"). Set forth below are the matters acted upon by the stockholders at the Annual Meeting, and the final voting results of each such proposal.
Proposal One - Election of Directors
The nominees for election to the Board of Directors were elected to serve for a term expiring at the 2022 Annual Meeting of Stockholders or until their successors shall be duly elected and qualified. The results of the vote were as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non Votes
Martha Z. Carnes	21,843,899	578,420	14,154	2,041,661
John D. Chandler	21,840,072	582,298	14,103	2,041,661
Carlin G. Conner	21,821,413	600,956	14,104	2,041,661
John R. Hewitt	21,951,418	482,278	2,777	2,041,661
Liane K. Hinrichs	21,772,575	649,845	14,053	2,041,661
James H. Miller	18,269,935	4,152,850	13,688	2,041,661
Jim W. Mogg	22,003,159	419,241	14,073	2,041,661
Proposal Two - Ratification of Selection of Independent Registered Public Accounting Firm
The proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal 2022 was approved. The results of the vote were as follows:

For	24,401,403
Against	69,767
Abstentions	6,964
Proposal Three - Advisory Vote to Approve Named Executive Officer Compensation
The stockholders voted to approve, on an advisory basis, named executive officer compensation for fiscal 2021. The results were as follows:

For	21,862,746
Against	521,080
Abstentions	52,647
Broker non votes	2,041,661

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matrix Service Company

Dated: November 8, 2021	By:	/s/ Kevin S. Cavanah

Kevin S. Cavanah
Vice President and Chief Financial Officer